UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2013

Luna Innovations Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Riverside Circle, Suite 400

Roanoke, Virginia 24016

(Address of principal executive offices, including zip code)

540-769-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Material Agreement.

Fourth Loan Modification Agreement

On March 21, 2013, Luna Innovations Incorporated (the “Company”), Luna Technologies, Inc. and Silicon Valley Bank (“SVB”) entered into the Fourth Loan Modification Agreement (the “Fourth Loan Amendment”), which amends the Loan and Security Agreement between the parties originally dated as of February 18, 2010 (as amended to date, the “Loan Agreement”).

The Fourth Loan Amendment replaces the previous financial covenants in the Loan Agreement with a single covenant that the Company maintain a minimum cash balance of $5.0 million with SVB.

The foregoing summary of the Fourth Loan Amendment is not complete and is qualified in its entirety by reference to the Fourth Loan Amendment, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Fourth Amendment to Lease of Riverside Center

On March 21, 2013, the Company and Carilion Clinic Properties, LLC (“Carilion”) entered into the Fourth Amendment to Luna Innovations Lease of Riverside Center (the “Fourth Lease Amendment”), which amends the Lease of Riverside Center originally dated December 30, 2005 (as amended to date, the “Lease Agreement”). Under the Fourth Lease Amendment, the parties have agreed to extend the term of the lease through December 31, 2018. In addition, under the Fourth Lease Amendment and effective January 1, 2014, the parties have agreed to reduce the leased square footage by approximately half and lower the rental rates.

The foregoing summary is not complete and is qualified in its entirety by reference to the Fourth Lease Amendment, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

10.1	Fourth Loan Modification Agreement, dated March 21, 2013, by and between Luna Innovations Incorporated, Luna Technologies, Inc. and Silicon Valley Bank.

10.2	Fourth Amendment to Luna Innovations Lease of Riverside Center, dated March 21, 2013, by and between Carilion Clinic Properties, LLC and Luna Innovations Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Talfourd H. Kemper, Jr.
Talfourd H. Kemper, Jr. Vice President and General Counsel

Date: March 27, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Fourth Loan Modification Agreement, dated March 21, 2013, by and between Luna Innovations Incorporated, Luna Technologies, Inc. and Silicon Valley Bank.

10.2	Fourth Amendment to Luna Innovations Lease of Riverside Center, dated March 21, 2013, by and between Carilion Clinic Properties, LLC and Luna Innovations Incorporated.